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Exhibit 10.1











                           Q COMM INTERNATIONAL, INC.

                         COMMON STOCK PURCHASE AGREEMENT

                                  April 7, 2005














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                                TABLE OF CONTENTS
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Section 1: Sale of Common Stock...............................................1
           1.1   Sale of Shares...............................................1
           1.2   Certificates and Payment.....................................1

Section 2: Representations and Warranties of the Company......................1
           2.1   Organization, Good Standing and Qualification................2
           2.2   The Shares...................................................2
           2.3   Authorization and Enforceability.............................2
           2.4   No Other Registration Rights.................................2
           2.5   No Brokers or Finders........................................2
           2.6   Disclosure...................................................2

Section 3: Representations and Warranties of Purchaser........................3
           3.1   No Registration..............................................3
           3.2   Investment Intent............................................3
           3.3   Investment Experience........................................3
           3.4   Speculative Nature of Investment.............................3
           3.5   Access to Data...............................................3
           3.6   Accredited Investor".........................................4
           3.7   Residency or Principal Place of Business.....................4
           3.8   Rule 144.....................................................4
           3.9   Authorization................................................4
           3.10   Brokers or Finders..........................................5
           3.11   Tax Advisors................................................5
           3.12   Legends.....................................................5

Section 4: Miscellaneous......................................................5
           4.1   Governing Law................................................6
           4.2   Survival.....................................................6
           4.3   Successors and Assigns.......................................6
           4.4   Entire Agreement; Amendment..................................6
           4.5   Notices, etc.................................................6
           4.6   Expenses.....................................................6
           4.7   Severability.................................................6
           4.8   Counterparts.................................................7
           4.9   Electronic or Telecopy Execution and Delivery................7


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                           Q COMM INTERNATIONAL, INC.

                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (the "Agreement") is made as of April 7, 2005, by and among Q Comm International, Inc., a Utah corporation (the "Company"), and ____________ (the "Purchaser"). The Company and Purchaser are herein referred to individually as "Party" and collectively as the "Parties."

         WHEREAS the Company desires to sell shares of its Common Stock ("Shares") to Purchaser, and Purchaser desires to purchase the Shares, as more fully described herein.

         WHEREAS, in connection with the execution of this Agreement, the Parties have simultaneously executed a Registration Rights Agreement (the "Rights Agreement"). The Rights Agreements and this Agreement are herein referred to as the "Agreements."

         NOW THEREFORE, in consideration of the mutual covenants, agreements, conditions, representations, and warranties contained in this Agreement, the Company and Purchaser hereby agree as follows:

                                   Section 1

                              Sale of Common Stock

         1.1 Sale of Shares. Subject to the terms and conditions of this Agreement, the Company hereby issues and sells to Purchaser, and Purchaser hereby purchases from the Company ____________________ (_______) Shares for a purchase price of Five Dollars ($5.00) per share or for an aggregate purchase price of _____________________________ ($__________).

         1.2 Certificates and Payment. Upon execution of this Agreement, the Company will deliver to the Purchaser a certificate or certificates representing the number of Shares purchased hereunder against delivery to the Company by the Purchaser of a check in the amount of the purchase price therefor, payable to the Company's order, or a wire transfer to the Company's bank account per the Company's instructions.

                                   Section 2

                  Representations and Warranties of the Company

         The Company, as of the date of this Agreement, represents and warrants to the Purchaser as follows:


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         2.1      Organization, Good Standing and Qualification. The Company is
a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted or proposed to be conducted, to execute and deliver the Agreements, to issue and sell the Shares and to perform its obligations pursuant to the Agreements and the Company's Articles of Incorporation. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Company's financial condition or business as now conducted or proposed to be conducted.

         2.2 The Shares. The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable. The Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon by Purchaser; provided, however, that the Shares are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein and in the Rights Agreement.

         2.3 Authorization and Enforceability. All corporate action on the part of the Company and its directors, officers and stockholders necessary for the authorization, execution and delivery of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares, and the performance of all of the Company's obligations under the Agreements has been taken. The Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies and by general principles of equity, and (iii) to the extent the indemnification provisions contained in the Rights Agreement may further be limited by applicable laws and principles of public policy.

         2.4 No Other Registration Rights. Except as set forth in the Rights Agreement, the Company is presently not under any obligation and has not granted any rights to register under the Securities Act of 1933 (the "Securities Act") any of its presently outstanding securities or any of its securities that may hereafter be issued.

         2.5 No Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any of the transactions contemplated hereby.

         2.6 Disclosure. The Company has provided or made available to Purchaser all of the information regarding the Company that such Purchaser has requested for deciding whether to purchase the Shares. To the Company's knowledge, neither the Agreements nor any other documents delivered in connection herewith, when taken as a whole, contain any untrue statement of a


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material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Company does not represent or warrant that it will achieve any financial projections provided to the Purchaser.

                                   Section 3

                   Representations and Warranties of Purchaser

       Purchaser hereby represents and warrants to the Company as follows:

         3.1 No Registration. Purchaser understands that the Shares have not been registered under the Securities Act of 1933 (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

         3.2 Investment Intent. Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser further represents that it does not have any contract, undertaking, agreement, or arrangement with any person or entity to sell, transfer, or grant participation to such person or entity or to any third person or entity with respect to any of the Shares.

         3.3 Investment Experience. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and can protect its own interests in connection with such purchase. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of its investment in the Company.

         3.4 Speculative Nature of Investment. Purchaser understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. Purchaser can bear the economic risk of Purchaser's investment and is able, without impairing Purchaser's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of Purchaser's investment.

         3.5 Access to Data. Purchaser has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning the Agreements and the transaction contemplated by the Agreements, as well as the Company's business, management, and financial affairs, which questions were answered to its satisfaction. Purchaser believes that it has received all the information that Purchaser considers to be necessary or appropriate for deciding whether to purchase the Shares. Purchaser has read the documents that the


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Company has filed with the Securities and Exchange Commission (the "SEC"), including current reports on Form 8-K and periodic reports on Forms 10-KSB and 10-QSB.

         3.6 Accredited Investor". The Purchaser is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

         3.7 Residency or Principal Place of Business. The residency of Purchaser (or, in the case of a partnership or corporation, such entity's principal place of business) is correctly set forth on the signature page to this Agreement.

         3.8 Rule 144. Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. Although the current public information referred to above is now available, Purchaser acknowledges and understands that, the Company may not be satisfying the current public information requirement of Rule 144 at the time the Purchaser wishes to sell the Shares, and that, in such event, the Purchaser may be precluded from selling such securities under Rule 144, even if the other requirements of Rule 144 have been satisfied. Purchaser acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Shares or the underlying Common Stock. Purchaser understands that, although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

         3.9      Authorization.

                  (a) Purchaser has all requisite power and authority to execute and deliver the Agreements, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of the Agreements. All action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of the Agreements, and the performance of all of the Purchaser's obligations under the Agreements, has been taken or will be taken prior to the Closing.


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                  (b) The Agreements, when executed and delivered by the
Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms except: (i) to the extent that the indemnification provisions contained in the Rights Agreement may be limited by applicable law and principles of public policy, (ii) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and
(iii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

         3.10 Brokers or Finders. Purchaser has not engaged any brokers, finders or agents, and neither the Company nor any other Purchaser has, nor will, incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreement.

         3.11 Tax Advisors. Purchaser has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Agreement. With respect to such matters, Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Agreements.

         3.12 Legends. Purchaser understands and agrees that the certificates evidencing the Shares, or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by the Rights Agreement or under applicable state securities laws):

              "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

                                   Section 4

                                  Miscellaneous


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         4.1      Governing Law. This Agreement  shall be governed and construed in all respects in accordance with the laws of the State of Utah as applied to agreements made and performed in Utah by residents of the State of Utah.

         4.2      Survival.  The  representations,   warranties,  covenants  and
agreements made herein shall survive any investigation made by any Purchaser.

         4.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Purchaser to purchase the Shares shall not be assignable without the prior written consent of the Company.

         4.4 Entire Agreement; Amendment. The Agreements constitute the entire agreement between the Parties with regard to the subject matter hereof, and no Party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Except as expressly provided, no term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and Purchaser.

         4.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by email, facsimile or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Purchaser, at Purchaser's postal or email address or facsimile number set forth in the records of the Company, or at such other postal or email address as Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such postal or email address or facsimile number as such holder shall have furnished the Company in writing, or, until any such holder so furnishes a postal or email address or facsimile number to the Company, then to and at the postal or email address or facsimile number of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, at its principal executive office and addressed to the attention of the Corporate Secretary, or at such other postal or email address or facsimile number as the Company shall have furnished to Purchaser. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by email or facsimile upon confirmation of the transmission, or, if sent by mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         4.6 Expenses. Each party shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         4.7      Severability.   In  the  event  that  any  provision  of  this
Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without such provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.


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         4.8      Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         4.9 Electronic or Telecopy Execution and Delivery. An electronic version or a facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by email, facsimile or electronic transmission pursuant to which the signature of or on behalf of such party is evident, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any electronic, facsimile, telecopy or other reproduction hereof.



                           [Signature Page to Follow]






























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         IN WITNESS WHEREOF, the parties have executed this Common Stock
Purchase Agreement as of the date first above written.


"COMPANY"                                 Q COMM INTERNATIONAL, INC.

                                          By: __________________________________

                                          Name: ________________________________

                                          Title:________________________________


"PURCHASER"       If an entity:        _________________________________________
                                                                (Name of entity)

                                       _________________________________________
                                          (State of principal place of business)

                                   By: _________________________________________
                                        (Signature of authorized representative)


                                Name:  _________________________________________
                                             (Name of authorized representative)

                                Title: _________________________________________


"PURCHASER"       If an individual:    _________________________________________
                                                            (Name of individual)

                                       _________________________________________
                                                            (State of residency)

                                       _________________________________________
                                                       (Signature of individual)
















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